UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 13, 2019

NOBLE ROMAN’S, INC.
(Exact name of Registrant as specified in its charter)

Indiana	0-11104	35-1281154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6612 E. 75th Street, Suite 450 Indianapolis, Indiana	46250
(Address of principal executive offices)	(Zip Code)

(317) 634-3377
(Company's telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of June 13, 2019, the Board of Directors (the “Board”) of Noble Roman’s, Inc. (the “Company”) increased the number of directors comprising the Board from four to five and appointed Mr. William Wildman to serve on the Board. Mr. Wildman was appointed as a Class II Director; accordingly his term will expire at the 2021 Annual Meeting of the Shareholders.

Mr. Wildman is the President and Chief Executive Officer of Pinnacle Commercial Capital (“Pinnacle”), a provider of growth funding to multi-unit franchisees and franchisors. Mr. Wildman has extensive working knowledge of restaurant concepts, their franchisors and their franchise groups, including both multi-unit and single-unit operators. Before founding Pinnacle, Mr. Wildman served as a Vice President with each of Provident Bank, a regional commercial bank, Atherton Capital, a San Francisco based capital markets lender, and Meridian Financial Corporation, an equipment leasing company in Indianapolis. Mr. Wildman studied business and law at the University of Evansville, and undertook additional financial management studies at the Indiana Banking School at Purdue.

Mr. Wildman was not appointed pursuant to any arrangement or understanding between Mr. Wildman and any other person. Mr. Wildman does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Wildman will be compensated on the same basis as all other non-employee directors of the Company, as described under “Director Compensation” in the Company’s Proxy Statement for its 2019 Annual Meeting of Shareholders.

On June 13, 2019, the Company issued a press release announcing Mr. Wildman’s appointment, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)
The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	News Bulletin Issued June 13, 2019

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE ROMAN’S, INC.

Dated: June 17, 2019	By:	/s/ Paul W. Mobley
Paul W. Mobley
Executive Chairman and Chief Financial Officer

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